WORK ORDER #1

PO: HYPER-H23-1

This Work Order #1 (the "Work Order") is issued pursuant to the Master Services Agreement dated January 03, 2023 (the "Master Agreement"), between InClin, Inc. ("CRO") and Lexaria Bioscience Corp. ("Sponsor") and is subject to all the terms and conditions set forth therein. Unless otherwise defined herein, all initially capitalized terms used in this Work Order shall have the meaning ascribed to such terms in the Master Agreement.

1. Services: The Services to be provided under this Work Order are start-up tasks including (but not limited to) Project Management, Clinical Monitoring, Quality Assurance support, and Drug Safety in support of the study HYPER-H23-1 entitled 'A Phase 1b Randomized, Double-Blind, Placebo-Controlled Study of the Safety, Pharmacokinetics, and Pharmacodynamics of DehydraTECH-CBD in Subjects with Stage 1 or Stage 2 Hypertension.' Details can be found in Exhibit A.

2. Rate: CRO will perform the Services requested by Sponsor. Sponsor will be billed on a monthly basis for units consumed. The budget costs will be in US currency and will not exceed $1,394,037.16. The detailed budget is provided in Exhibit B. Invoices will be submitted to Sponsor at jdocherty@lexariabioscience.com with a copy to accounting@lexariabioscience.com. If requested by the Sponsor, CRO may perform services outside the scope of an existing Work Order(s) prior to execution of a Change Order provided that CRO provides the Sponsor with time and hourly rate estimates with respect to such requested work. CRO shall not perform such out of scope work without the Sponsor's advance written approval of such work and the costs associated therewith. All out of scope work performed by CRO with the Sponsor's advance written approval will be completed and invoiced based on a time and material basis unless/until a Change Order that governs such work has been developed and agreed upon in writing. Any out of scope work performed by CRO shall be included within the defined term "Services" and shall be subject to the terms and conditions of the Master Agreement.

   Upon execution of the Work Order, Sponsor will pay 10% of the total direct costs ($72,355.16) which will be deemed an upfront payment. Additionally, Sponsor will pay 50% of the total Pass Through Costs ($335,242.80) which will be used to make payments in real time. Any balance remaining on account with CRO (any unused payment) will be refunded to Sponsor within thirty (30) days after termination or expiration of the Master Agreement. If a full HYPER-H23-1 full study work order cannot be agreed by both parties, CRO will provide Sponsor a list of completed activities and associated costs to be reconciled against any upfront and ongoing payments made to the CRO.

   If requested by the Sponsor, CRO may perform services outside the scope of an existing Work Order(s) prior to execution of a Change Order provided that CRO provides the Sponsor with time and hourly rate estimates with respect to such requested work. CRO shall not perform such out of scope work without the Sponsor's advance written approval of such work and the costs associated therewith. All out of scope work performed by CRO with the Sponsor's advance written approval will be completed and invoiced based on a time and material and/or unit basis unless/until a Change Order that governs such work has been developed and agreed

upon in writing. Any out of scope work performed by CRO shall be included within the defined term "Services" and shall be subject to the terms and conditions of the Master Agreement.

3. Travel Time: When travel is requested, Sponsor will compensate CRO for time spent traveling at the hourly rates specified in Exhibit B.

4. Pass-Through Expenses: Reasonable out-of-pocket expenses required to perform the specified Services including economy class airfare, lodging, meals, tips, car rental, mileage costs, parking fees, printing charges, mailing costs, phone charges (land line and cellular), and any material costs, will be passed through by invoice to Sponsor on a monthly basis. Payment will be due 30 days after Sponsor's receipt of each such Pass-Through Expense invoice. All travel conducted by CRO at Sponsor's request shall be in compliance with the CRO's travel policy. Pass-Through Expenses are considered estimates, only actual costs will be invoiced to the Sponsor.

5. Term: This Work Order shall be effective on acceptance by CRO and continue until September 27, 2023, unless terminated earlier pursuant to Section 3.B of the Master Agreement.

6. Transfer of Responsibility: Sponsor agrees that if responsibility for some or all of the Sponsor's regulatory obligations is transferred to CRO pursuant to a Transfer of Obligations Form as specified in 21 C.F.R. §312.52, any such transfer shall be described in writing to the CRO. Any obligation not covered by the written description shall be deemed not to have been transferred. It is agreed, by both parties, that the Services provided by the CRO, per this Work Order, will be completed under the CRO's own Standard Operating Procedures.

Accepted by:

INCLIN, INC.	LEXARIA BIOSCIENCE CORP.
DocuSigned by: Signer Name: Arnold Wong Signing Reason: I approve this document Signing Time: 12 April 2023 | 10:40:40 AM PDT 9AECFBA0EB374CDA9C4651CD24CDEF97	
By:	By:
Name: Arnold Wong	Name: John Docherty
Title: Chief Financial Officer	Title: President
Date: 12 April 2023	Date: April 18, 2023

EXHIBIT A
Study Assumptions, Timelines, and Task Ownership Matrix
HYPER-H23-1

1. General

InClin assumes, unless stated otherwise, that there will be two Client review cycles for the development of each of the study specific plans, manuals, guidance documents and specifications that InClin assumes, unless stated otherwise, that each review cycle consists of one set of consolidated comments from the Client.

InClin assumes that for study documents, unless stated otherwise, each review cycle will allow **5 business days** for the Client to review/comment and an additional **3 business days for InClin** to provide the next iteration of the document for review and/or finalization.

Once approval from the Client is received for study documents, InClin assumes all other changes in scope made to the study design or timelines will be subject to a change order as outlined in the final contract.

2. Study Documents

Informed Consent Form (ICF) Template

- InClin will produce one ICF master template utilizing the InClin template or the central IRB's template.
- The ICF will be in English and be compliant with ICH guidance, the EU Directive and FDA requirements, as applicable.

Site Specific ICF Changes

- Using the InClin ICF template or central IRB template, InClin will produce a template ICF for the study and provide it to sites for revision to institutional and regional/state requirements.
- If applicable, the site will supply their site-specific Health Insurance Portability and Accountability Act (HIPAA) compliant language for either the integrated ICF or for a stand-alone HIPAA Authorization form.
- If applicable, the site will supply country or region/state specific compliant language for either integration into the ICF or as a stand-alone form (for example California Patient's Bill of Rights).
- The Client will pay the cost of certified translations and back-translations on a pass-through basis, if applicable

- InClin and the Client will review draft site-specific ICFs for [redacted] sites before submission to the IRB.

Protocol Amendment

- InClin assumes there will be no protocol amendments for the study, but is prepared to perform a review for completeness and consistency if requested.

Collection and Review of Regulatory Documents

- InClin will provide template regulatory, financial and study-required documents for site completion.
- InClin will review all completed regulatory, financial and study-required documents for [redacted] sites.
- Based upon an agreed checklist of all necessary documents required for approval for study drug release, InClin will compile an Investigator Site Activation Package (ISAP) for review by the Client.
- InClin assumes there will only be one revision to the ISAP during the review process.

IRB Submission

- InClin will submit required documents for the study to a central IRB.
- InClin will assist up to [redacted] site in submitting to a central IRB.
- InClin assumes up to [redacted] sites will submit to their own local IRBs.

3. Study Start Up

Study Training

- InClin will provide initial and ongoing project related training to the InClin study team.
- InClin assumes initial training will encompass all original versions of study related materials and will be up to 16 hours per study team member depending upon their role in the study.
- Initial training does not assume time for training on protocol amendments. For each amendment, a change order will be necessary for additional team training scope.

If revisions to study related materials are required, the InClin study team will train on the revised materials.

Project Plans

- InClin will prepare initial plans with no updates assumed. The following study-specific plans are based on the InClin templates:
    - Clinical Monitoring Plan
    - Medical Monitoring Plan
    - Trial Master File Plan
    - Risk and Quality Management Plan

- Project Management Plan
- Safety Medical Management Plan
- Data Management Plan
- User Acceptance Testing Plan
- Coding Convention Guidelines
- CRO/Vendor Blinding Plan and Client Blinding Plan

- InClin assumes, unless stated otherwise, that each study-specific plan's review cycle will allow 5 business days for Client review/comment and an additional 3 business days for InClin to provide the next iteration of the document for review and/or finalization.
- There will be two Client review cycles for the development of the study specific plans before finalization.
- Additional review cycles or extensive rewriting of plan templates will be provided at an additional charge.
- Any required post approval revisions or amendments will be charged on an hourly basis to complete.
- For each plan revision, a change order may be necessary for additional team training scope.

Feasibility Questionnaire

- InClin will draft a feasibility questionnaire, which will include a blinded synopsis of the study provided by the Client.
- The budget assumes two drafts of the feasibility questionnaire prior to finalization.
- InClin will perform a feasibility assessment by sending the feasibility questionnaire out to [redacted] sites to gauge their interest and capabilities to conduct the study, of which one site shall be [redacted].
- InClin will attempt to follow up with all sites that have not responded within 10 days of sending the questionnaire. Sites that do not respond after 2 attempts will not be contacted further.
- Questionnaires will be sent to sites electronically.

Site Identification

- InClin in partnership with the Client will identify [redacted] sites for potential participation in this study.
- Client will approve sites that will be further evaluated for potential participation in this study.

Obtain Site Confidentiality Agreements

- InClin will execute [redacted] site confidentiality agreements using the Client Template, unless otherwise requested.

Site Evaluation Visit

- InClin will conduct [redacted] Site Evaluation Visits
- InClin assumes [redacted] hours total per visit which includes preparation, on site time, travel, report writing and follow up.

Site Binders

- InClin will assemble and distribute the following:
  - Pharmacy Binder
  - Investigator Site File
  - Reference Binder, which will include all general study documents, including vendor manuals/instructions.

Manage Laboratory Kit Supplies

- InClin will manage the laboratory kit inventory (initial supply and resupply) from the Central Laboratory to the sites.

Contract/Budget Negotiation

- InClin will provide a template Clinical Trial Agreement (CTA) for Client review and input, or InClin can use Client's template CTA
- InClin will negotiate contract language based on Client approved language.
- Working in partnership with Client, InClin will provide a recommended budget "playbook", which provides an estimated budget and a template budget, which the Client will review and provide the final approved budget "playbook" to be used in site budget negotiation.
- InClin will obtain one contract per site for a total of [redacted] site contracts.
- InClin assumes three cycles of review with the site, including budget and contract, to reach agreement.
- Additional review cycles and/or protocol amendments will be assessed as a scope change.

4. PROJECT MANAGEMENT

Project Management

- Assumes time for the day-to-day management of the study including time to implement the project and operational plans. Further duties include (but are not limited to): Client communication, project team oversight, timeline management, scope management, budget management, CTMS management, and internal communication.
- Overall FTE is as follows:
  - Start to First Patient In: [redacted]
- Clinical Supply Vendor Management
  - Start to First Patient In: [redacted]

Administrative Support

- Assumes time for overall study support from the Clinical Trial Assistant (CTA) and Financial Analyst

Trip Report Review

- InClin template trip reports will be used; should the Client request extensive changes to the template report, a change order may be required, depending upon the scope of requested changes.
- InClin will be responsible for review of all trip reports.
- Assumes one round of review per trip report prior to finalization.

Status Reporting/Tracking

- InClin will maintain tracking reports in the study CTMS that the Client can view at any time. Trackers will include, but not be limited to the following information:
  - Site and Investigator Selection status
  - Status of Essential documents
  - Regional Regulatory submission and/or approval updates
  - Monitoring visits
  - Protocol Deviations
- Key study metrics will be shared as part of the periodic project team meetings.

5. CLINICAL CONDUCT AND OVERSIGHT

Clinical Monitoring Plan

- InClin will develop one Clinical Monitoring Plan (CMP) for use on the study.
- InClin assumes 2 drafts and 1 final version will be produced.
- InClin assumes that there will be no amendments to the plan during the study. If amendments are required, a change order will be executed.

Site Initiation Visits

- InClin will conduct [redacted] Site Initiation Visits (SIVs)
- InClin assumes one SIV per selected site.
- InClin assumes [redacted] hours per SIV which includes preparation, on site, travel, report writing and follow up.

Site Management

- InClin will perform ongoing site management for the study and assumes a total of up to [redacted] hours per site per month.
- During the phase of First Patient in to Database Lock, CRAs will contact the sites on a weekly basis to discuss study updates and address and resolve open action items and site questions and concerns.
- InClin will perform initial staff training at the site during the SIV.

- Additional training needed following the SIV will be assessed as a change order.
- Additional staff training due to staff turnover or revisions to initial study documents and materials may require a change in scope.

eTMF Set up/Maintenance

- InClin will set up and maintain the electronic Trial Master File (eTMF) using Veeva Vault eTMF® for [redacted] sites.
- InClin will provide ongoing quality review of the accuracy of the eTMF as part of the eTMF maintenance.
- The final eTMF will be sent to Client electronically at the end of the study.
- Time for InClin QC of the final eTMF has been included.
- It is assumed that the Client will complete a QC of the final TMF within 30 days of receipt of the TMF transfer. Any delays will require a scope change.

Vendor Management

- InClin will manage and oversee 3rd party vendors study activities as part of overall project management time and as per agreement with Client
- InClin will contract directly with the third-party vendors on behalf of Client, as applicable and agreed upon. 3rd party vendors include the following service providers:
    - Electronic Data Capture (EDC) and ePRO (eDiary)
    - Randomization and Trial Supply Management (RTSM)
    - Central Laboratory Services
    - Central IRB
    - Translation Services
    - Pharmacokinetic Analysis (Inncelerex)
    - Cardiac Safety Monitoring
    - Research Foundation for Mental Hygiene (C-SSRS license)
    - Google Ads

- Client will contract directly with the following third-party vendors and be managed on behalf of Client by InClin, as applicable and agreed upon.
    - Bioanalytical Laboratory Services (PK Sample Analysis)
    - Clinical Supply

Administer Payments - Investigational Sites

- Payments will be made on a monthly basis to the sites for a total of 12 payments.

Client shall make a start-up payment of 10% of the Investigator Fee amount within 30 days of the full execution of the contract. The remaining expenses will be paid monthly by Client on a pass through basis.

Administer Vendor Payments

- InClin will make payments to 3rd party vendors as per contractual agreement with vendor and Client approval.

- InClin will make payments to the following vendors as applicable and agreed upon. 3rd party vendors may include, but are not limited to the following types of vendors/service providers:
    - Electronic Data Capture (EDC) and ePRO (eDiary)
    - Randomization and Trial Supply Management (RTSM)
    - Central Laboratory Services
    - Central IRB
    - Translation Services
    - Pharmacokinetic Analysis (Inncelerex)
    - Research Foundation for Mental Hygiene (C-SSRS license)
    - Google Ads
    - Cardiac Safety Monitoring
- Client will pay expenses monthly on a pass-through basis
- InClin may only hold contracts with vendors that InClin has qualified; the Client must hold the contract with vendors who are not qualified by InClin

Quality Assurance Oversight

- InClin Quality will oversee and ensure that InClin processes and procedures are followed.
- Service level quality control will be conducted within each department.
- Overall project specific quality control, such the Risk Registry, will be developed and maintained by the Project Manager and operational team.
- InClin will provide study support including attendance of monthly risk management and protocol deviation meeting.
- Time is included to provide an annual quality check of the TMF file.

Site Audit

NA

Vendor Audit

NA

6. DATA MANAGEMENT

Study Start-Up

- InClin will provide Site and Staff training, in addition to managing EDC access.
- InClin will manage and file appropriately all relevant study documents.

CRF Design

- InClin will hold 1 CRF virtual review meeting with members of the InClin team including: Project Manager, Principal Statistician, Statistician, and Lead Programmer.
- InClin has assumed there will be a total of [redacted] CRF pages per subject (that includes [redacted] unique CRFs) based on the Schedule of Events section in the protocol (draft Dec 2022).
- For screen fail data, the assumptions will be based on the following information being collected in the EDC: Informed Consent/Enrollment, Inclusion/Exclusion Criteria,

Demography and SAEs, if applicable. If additional information is required, this will be reviewed and assessed if any additional cost applies.

CRF Completion Guidelines

- InClin will produce one set of guidelines and assumes 2 drafts for review and 1 final version.

Data Management Plan (DMP)

- InClin will prepare one DMP for the study based on the InClin template.
- The DMP will include key study parameters such as: process flow, roles and responsibilities, project setup, database development and testing, data cleaning process, listing review, closeout activities etc.
- Assumes 2 drafts for review and 1 final version.

User Acceptance Testing (UAT) Plan

- InClin will prepare one UAT Plan for the study based on the InClin template.
- The UAT Plan will detail the necessary precondition requirements for testing, documentation requirements and expectations of the UAT process.
- Assumes 2 drafts for review, 1 final version.

Coding Convention Guidelines

- InClin will prepare one set of coding guidelines for the study based on the InClin template.
- The guidelines will detail the coding conventions to follow while coding the medical terms.
- Assumes 2 drafts for review, 1 final version.

Database Build

- InClin will utilize Medrio as the EDC platform for this study.
- Endpoint RTSM will be used to manage randomization and drug supply.
    - Managed by InClin's Clinical Team
- ePRO is assumed for this project for the eDiary.
- InClin will be responsible for acquiring the license for the C-SSRS.
- InClin will be responsible for managing the EDC/ePRO vendor.

Database Design

- InClin will produce one set of database specifications and one set of edit check specifications.
- Assumes 2 drafts for review and 1 final version.
- InClin will program edit checks after the specifications have been internally reviewed.
- InClin has assumed no more than [redacted] edit checks for the study (approximately [redacted] per unique CRF page).

Database User Acceptance Testing (UAT)

- InClin will follow the UAT Plan and process described for validation of data entry screens and edit check specifications as part of the UAT process.
- Three (3) UAT review cycles are assumed for database testing (1 internal round, 2 external rounds).
- Three (3) UAT review cycles are assumed for edit checks (1 internal round, 2 external rounds).
- One (1) UAT review assumed for reviewing and randomization stratification in Medrio.
- Local labs are not assumed for this study.
- Any additional lab set up required will be assessed as a scope change.

7. BIOSTATISTICS AND PROGRAMMING

CRF Design review and annotations

- CRF design (Review)
- CRF review meeting
- CRF completion guidelines (Review)

Protocol development

- Assuming 1 review prior to finalization
- Assuming 1 review for training purposes

Randomization Generation and Review

- InClin will develop the randomized treatment assignment schedule.
- Randomization specifications and a dummy randomization file will be provided for the InClin team and the Client's review. After the specifications are approved and the dummy file is reviewed, a final randomization will be produced by an unblinded statistician or programmer.

8. MEDICAL WRITING

Protocol

- Assumes InClin Medical Writer reviews the protocol for completeness and consistency across section.
  - 1 round of review

Protocol Synopsis

NA

9. MEDICAL MONITORING

Medical Monitoring

- NA

10. DRUG SAFETY

Safety Database Configuration

- InClin will develop, configure and validate an Argus Safety Database in order to process, monitor, and maintain SAEs and other safety-related events deemed appropriate by Client.
- The Argus Safety Database will be designed for the receipt, data entry, documentation, medical evaluation, quality control, follow-up with clinical sites to obtain all necessary information for case closure and archival of safety events.
- Time includes weekly update/SAE/Pregnancy Report Forms and SOPs aligned with the SMMP.
- Argus setup is a one-time fee per study drug, plus an annual renewal fee.

Safety Medical Management Plan

- InClin will develop one Safety Medical Management Plan (SMMP) for use on the study.
- InClin assumes 1 draft and 1 final version will be produced.
- Revisions to a finalized SMMP will be invoiced hourly if the time needed for revision exceeds 2 hours.

11. COMMUNICATION AND MEETINGS

Project Kick-off Meeting with Client

- InClin will be responsible for coordinating one virtual study kick-off meeting (up to 6 hours) with Client and relevant InClin team members.

Internal Kick-off Meeting

- InClin will conduct an internal kick-off meeting which will be up to 6 hours in length and include relevant InClin team members.

Investigator and CRA Training Meetings

- InClin will organize the logistics for the Virtual Investigator's Meeting up to [redacted] sites. If additional sites participate, InClin will contract directly with a Meeting Planner.
- InClin assumes attendance at one Investigator Meeting by the following individuals: Project Director, Project Managers, CRAs, CTA, Data Management Oversight, Data Manager, and Drug Safety Manager.

Client Teleconference

- InClin assumes [redacted] teleconferences will take place at the following frequency:
    - Start to First Patient In: Weekly
- Teleconferences will be up to 1 hour in duration and attended by the Client and relevant InClin team members.
- CTA time has been included for arranging teleconferences and taking meeting minutes.

CRA Teleconferences

- InClin assumes [redacted] CRA teleconferences will take place at the following frequency:
    - Start to First Patient In: Monthly.
- Teleconferences will be up to 1 hour in duration and attended by the relevant InClin team members.
- CTA time has been included for arranging teleconferences and taking meeting minutes.

Internal Teleconference

- InClin assumes [redacted] internal team teleconferences will take place at the following frequency:
    - Start to First Patient In: Weekly
- Teleconferences will be up to 1 hour in duration and attended by the relevant InClin team members.
- CTA time has been included for arranging teleconferences and taking meeting minutes.

Protocol Deviation Review Meetings

- InClin assumes monthly protocol deviation review meetings to be held once enrollment begins.
- Teleconferences are assumed to be 1 hour in duration and will be attended by the relevant Client representative(s) and InClin Project Manager, Project Director, and Statistician
- Time for attendance is covered under general Project Management time.

Activity	Sponsor	InClin	NA
X = Primary **(X) = Support**			
STUDY DOCUMENTS			
Informed Consent Form (ICF) template design and finalization		X	
Site specific ICF		X	
Country specific ICF			X
Collect and review regulatory documents from sites		X	
IRB/EC/HREC submissions		X	

Country Specific Regulatory Applications (CTA/CTN)	X		
STUDY START-UP			
Project specific team training with study material		X	
Develop project plans		X	
Feasibility		X	
Site identification	(X)	X	
Site selection	X	(X)	
Obtain confidentiality agreements with sites		X	
Phone Site Evaluation Visit			X
Site Evaluation Visit		X	
Site binders		X	
Manage laboratory kit supplies		X	
Site contract/budget negotiations		X	
Manage clinicaltrials.gov	X		
Investigator Meeting		X	
PROJECT MANAGEMENT			
Clinical project management		X	
Trip Report review		X	
CTMS Setup/Maintenance		X	
Newsletter development/distribution			X
Unblinded clinical project management			X
Clinical Supply Vendor Management	(X)	X	
CLINICAL CONDUCT AND OVERSIGHT			
Site Initiation Visits (SIV)		X	
Site Management		X	
Unblinded Site Initiation Visits			X
Unblinded Interim Monitoring Visits			X
Unblinded Close-out Visits			X
Unblinded Site Management			X
Setup and maintain Trial Master File (TMF)		X	
Investigator grant tracking and payments		X	
VENDOR CONTRACT/BUDGET NEGOTIATION			
EDC Database		X	
RTSM		X	
ePRO (eDiary)		X	
Drug Supply	X		

Drug Packaging/Labelling (Clinical Supply Vendor)	X		
Central Laboratory Services		X	
Translations		X	
Investigator Meeting Support			X
Imaging			X
Bioanalytical Lab	X		
Pharmacokinetic Data Analysis		X	
[redacted] (Cardiac Safety Monitoring)		X	
C-SSRS License (Research Foundation for Mental Hygiene)		X	
Google Ads			X
VENDOR PAYMENTS/TRACKING			
EDC Database		X	
RTSM		X	
ePRO (eDiary)		X	
Drug Supply	X		
Drug Packaging/Labelling (Clinical Supply Vendor)	X		
Central Laboratory Services		X	
Translations		X	
Investigator Meeting Support			X
Imaging			X
Bioanalytical Lab	X		
Pharmacokinetic Data Analysis		X	
[redacted] (Cardiac Safety Monitoring)		X	
C-SSRS License (Research Foundation for Mental Hygiene)		X	
Central IRB		X	
Google Ads		X	
VENDOR MANAGEMENT			
EDC Database		X	
RTSM		X	
ePRO (eDiary)		X	
Drug Supply	X		
Drug Packaging/Labelling (Clinical Supply Vendor)	(X)	X	
Central Laboratory Services		X	
Translations		X	

Investigator Meeting Support			X
Imaging			X
Bioanalytical Lab (PK Assay Validation and Decision-making)	X		
Bioanalytical Lab (PK Sample Shipment)		X	
Pharmacokinetic Data Analysis		X	
Clario (Cardiac Safety Monitoring)		X	
C-SSRS License (Research Foundation for Mental Hygiene)		X	
Central IRB		X	
Google Ads		X	
DATA MANAGEMENT			
CRFs/Database Definitions		X	
CRF Completion Guidelines		X	
UAT Plan		X	
Data Management Plan (DMP)		X	
Coding Convention Guidelines		X	
Database Design		X	
EDC system training		X	
User Acceptance Testing Rounds		X	
Database build		X	
BIOSTATISTICS AND PROGRAMMING			
Randomization		X	
DATA SAFETY MONITORING BOARD (DSMB)/DATA MONITORING COMMITTEE (DMC)/SAFETY REVIEW COMMITTEE (SRC)			
Develop charter			X
Select and contract members			X
Attend meetings			X
Generate meeting reports			X
Provide safety listings for meetings			X
Member payments			X
MEDICAL WRITING			
Investigators Brochure (IB) development	X		
Protocol Synopsis design	X		
Write Protocol	X	(X)	
SAFETY AND PHARMACOVIGILANCE			
Medical monitoring	X		
After hours medical coverage (24/7)	X		

Maintain safety database		X	
Maintain safety tracker			X
QUALITY ASSURANCE			
Quality Assurance Oversight		X	
eTMF Audit		X	
Site Audits			X
Vendor Audits			X
Quality Evaluation Visit (as applicable)		X	
COMMUNICATION AND MEETINGS			
Project Kick-off Meeting with Client	(X)	X	
Internal Kick-off Meeting		X	
Attend Investigator and CRA Training Meetings	(X)	X	
Face to Face Meeting with Sponsor			X
Client Teleconference	(X)	X	
Internal Teleconference		X	
CRA Teleconferences		X	
Maintenance Teleconference			X
Unblinded Team Teleconference			X
Unblinded CRA Teleconferences			X

GENERAL	Specifications	Comments
Start-up duration (Award to FPI)	[redacted]	months
Study duration	[redacted]	months
Subjects screened	[redacted]	
Subjects enrolled	120	
Subjects completed	120	
Study Start Up		
Study sites assessed (feasibility)	[redacted]	Sites Recruited
Study sites	[redacted]	
Countries	USA	
Local IRB	[redacted]	Per site
Central IRB	[redacted]	Per central IRB
Meetings		
Kick-off meetings	1	Virtual
Face to Face meetings	0	NA
Investigator meetings	[redacted]	Virtual
Number and frequency of client conference calls	[redacted] Start-FPI: (Weekly)	up to 1 hour in duration

Protocol Amendments	0	
CLINICAL		
Phone Site Evaluation Visits	0	
Site Evaluation Visits (SEV)	[redacted]	Includes travel, prep, visit, and report/follow up
Site Initiation Visits (SIV)	[redacted]	
Unblinded Site Initiation Visits	0	
Unblinded Interim Monitoring Visits	0	
Unblinded Close Out Visits	0	
CRA Site Management	[redacted] hours/site/month	From First Site Active to Database Lock
Unblinded CRA Site Management	NA	
Trial Master File (TMF)	Electronic	eTMF will be transferred to Sponsor via CD
All monitoring visits (SEV, SIV, IMV, COV) unless noted assume the visit will occur on site. Should a remote visit be required due to unforeseen circumstances, the unit cost will be invoiced at a reduced rate		
DATA MANAGEMENT		
Data management system	EDC	Medrio
Site and Staff training	1	1 training per [redacted] sites
eCRF guidelines	1 set of guidelines	Assuming 2 drafts for review and 1 final version. Additional reviews will be billed hourly
Database specifications	1 set of specifications	Assuming 2 drafts for review and 1 final version. Additional reviews will be billed hourly
Edit check specifications	1 set of specifications	Assuming 2 drafts for review and 1 final version. Additional reviews will be billed hourly
UAT Plan	1	Assuming 2 drafts for review and 1 final version. Additional reviews will be billed hourly
UAT of IRT	3	
UAT of ePRO	3	
Data Management Plan	1	Assuming 2 drafts for review and 1 final version. Additional reviews will be billed hourly
Coding Convention Guidelines	1	Assuming 2 drafts for review and 1 final version. Additional reviews will be billed hourly
CRF type	Electronic	
CRFs per subject	[redacted]	Assumption based on current protocol/synopsis. Final count may increase based on final study documents. Budget adjustments may be needed
Unique CRFs per subject	[redacted]	Assumption based on current protocol/synopsis. Final count may increase based on final study documents. Budget adjustments may be needed
STATISTICS AND PROGRAMMING		

Protocol development	G&L Development	Assuming 1 review prior to finalization Assuming 1 review for training purposes
MEDICAL WRITING		
Protocol Synopsis	0	-
Protocol	1	Assumes InClin medical writing review the protocol for completeness and consistency across sections. - 1 round of review
DRUG SAFETY		
Database Type	Argus Database	Includes monthly reconciliation, SAE/Pregnancy Report Forms aligned with the SMMP. If the sponsor requests a manual tracker, the budget will be updated.
Safety Medical Management Plan (SMMP)	1	Assuming 1 draft for review and 1 final version. Included in Drug Safety Project Start-up. Revisions to a finalized SMMP will be invoiced hourly if the time needed for revision exceeds 2 hours
QUALITY ASSURANCE		
eTMF Audits	2	Annually
Vendor Audits	0	
Site Audits	0	
Regulatory Audits	0	Regulatory audit time will be charged at an hourly rate of [redacted] per hour if required
Quality Evaluation Visit	TBD	Performed as applicable by InClin

Timeline of Events

Activity	Date
Project Start	On acceptance of Work Order #1
Final Protocol/Synopsis	[redacted]-2023
First Patient In (FPI)	[redacted]2023

EXHIBIT B
BUDGET

The assumed efforts described in this offer are based on information given so far by Sponsor. Additional efforts exceeding the extent of services described in this offer will be additionally charged on hourly basis and/or unit basis. All costs are USD.

ACTIVITY	UNIT	NO. OF UNITS	COST/UNIT	Start Up Cost (USD)
STUDY START-UP				$ [redacted]
Study Training	Study	[redacted]	$ [redacted]	$ [redacted]
Feasibility Questionnaire	Site	[redacted]	$ [redacted]	$ [redacted]
Site Identification	Site	[redacted]	$ [redacted]	$ [redacted]
Obtain Site Confidentiality Agreements	Site	[redacted]	$ [redacted]	$ [redacted]
Site Evaluation Visit	Visit	[redacted]	$ [redacted]	$ [redacted]
Study Start Up	Site	[redacted]	$ [redacted]	$ [redacted]
Site Binders	Site	[redacted]	$ [redacted]	$ [redacted]
Contract/Budget Negotiation	Site contract	[redacted]	$ [redacted]	$ [redacted]
Collect and Review Regulatory Documents	Site	[redacted]	$ [redacted]	$ [redacted]
eTMF Set up	Site	[redacted]	$ [redacted]	$ [redacted]
Master File Set up	Study	1	$ [redacted]	$ [redacted]
PROJECT MANAGEMENT				$ [redacted]
Project Management - Project Director	Hours	[redacted]	$ [redacted]	$ [redacted]
Project Management - Project Manager	Hours	[redacted]	$ [redacted]	$ [redacted]
IP Vendor Management	Hours	[redacted]	$ [redacted]	$ [redacted]
Administrative Support - CTA	Hours	[redacted]	$ [redacted]	$ [redacted]
Administrative Support - FA	Hours	[redacted]	$ [redacted]	$ [redacted]
CLINICAL CONDUCT AND OVERSIGHT				$ [redacted]
Site Initiation Visits	Visit	[redacted]	$ [redacted]	$ [redacted]
CRA Site Management	Site/Month	[redacted]	$ [redacted]	$ [redacted]
eTMF Maintenance	Site/Month	[redacted]	$ [redacted]	$ [redacted]
Master File Maintenance	Month	[redacted]	$ [redacted]	$ [redacted]
Administer Payments - Investigational Sites	Payment	[redacted]	$ [redacted]	$ [redacted]
Administer Vendor Payments	Payment	[redacted]	$ [redacted]	$ [redacted]
Quality Assurance Oversight	Hours	[redacted]	$ [redacted]	$ [redacted]
Quality Plan	Plan	[redacted]	$ [redacted]	$ [redacted]
DATA MANAGEMENT				$ [redacted]
Data Management Oversight - Dir Data Management	Hours	[redacted]	$ [redacted]	$ [redacted]
Data Management - Project Management	Hours	[redacted]	$ [redacted]	$ [redacted]
EDC Access Management	Hours	[redacted]	$ [redacted]	$ [redacted]
CRF Design	Study	[redacted]	$ [redacted]	$ [redacted]
CRF Completion Guidelines	Guidelines	[redacted]	$ [redacted]	$ [redacted]
UAT Plan	Plan	[redacted]	$ [redacted]	$ [redacted]
Data Management Plan	Plan	[redacted]	$ [redacted]	$ [redacted]
Coding Convention Guidelines	Plan	[redacted]	$ [redacted]	$ [redacted]
Database Build (Medrio)	Build	[redacted]	$ [redacted]	$ [redacted]
Database Design and User Acceptance Testing	Study	[redacted]	$ [redacted]	$ [redacted]

BIOSTATISTICS AND PROGRAMMING				**$** [redacted]
Biostatistics Oversight - Principal Statistician	Hours	[redacted]	$ [redacted]	$ [redacted]
Biostatistics Oversight - Statistician	Hours	[redacted]	$ [redacted]	$ [redacted]
Biostatistics Oversight - Programmer	Hours	[redacted]	$ [redacted]	$ [redacted]
Protocol Development	Protocol	[redacted]	$ [redacted]	$ [redacted]
CRF Design Review and Annotations	Study	[redacted]	$ [redacted]	$ [redacted]
Database User Acceptance Testing	Hours	[redacted]	$ [redacted]	$ [redacted]
Randomization Generation	Study	[redacted]	$ [redacted]	$ [redacted]
MEDICAL WRITING				**$** [redacted]
Medical Writing Project Oversight - Medical Writer	Hours	[redacted]	$ [redacted]	$ [redacted]
Medical Writing Project Oversight - VP Medical Writing	Hours	[redacted]	$ [redacted]	$ [redacted]
Protocol	Protocol	[redacted]	$ [redacted]	$ [redacted]
DRUG SAFETY				**$** [redacted]
Project Start Up	Study	[redacted]	$ [redacted]	$ [redacted]
Argus Validation (First Study)	Database	[redacted]	$ [redacted]	$ [redacted]
COMMUNICATION AND MEETINGS				**$** [redacted]
Project Kick-off Meeting with Client	Meeting	[redacted]	$ [redacted]	$ [redacted]
Internal Kick-off Meeting	Meeting	[redacted]	$ [redacted]	$ [redacted]
Attend Investigator and CRA Training Meetings	Meeting	[redacted]	$ [redacted]	$ [redacted]
Client Teleconference	Teleconference	[redacted]	$ [redacted]	$ [redacted]
Internal Teleconference	Teleconference	[redacted]	$ [redacted]	$ [redacted]
CRA Teleconferences	Teleconference	[redacted]	$ [redacted]	$ [redacted]
Subtotal				**$** [redacted]
PASS THROUGH COSTS				**$** [redacted]
Travel (Monitoring)				$ [redacted]
Site Supplies, Shipping, Printing, Misc				$ [redacted]
Ethics Committee Fees				$ [redacted]
US Investigator/Site Costs				$ [redacted]
eTMF Hosting				$ [redacted]
EDC / ePRO				$ [redacted]
IRT				$ [redacted]
Central Laboratory Services				$ [redacted]
Translations				$ [redacted]
Site Payment Support				$ [redacted]
C-SSRS license				$ [redacted]
[redacted] - Cardiac Safety				$ [redacted]
Google Ads				$ [redacted]
GRAND TOTAL				**$ 1,394,037.16**